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                                                                    EXHIBIT 23.1


           [LETTERHEAD OF SIMON MASTER & SIDLOW, P.A. APPEARS HERE]






BOARD OF DIRECTORS AND STOCKHOLDERS
CECIL BANCORP, INC.
ELKTON, MARYLAND



                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in the July 1, 1998 Registration Statement on Form S-4 of Cecil Bancorp, Inc. and Subsidiaries of our report dated January 21, 1998, with respect to the consolidated financial statements incorporated herein by reference. We also consent to the reference to our firm under the caption "Experts" in the prospectus.


                                        /s/ Simon, Master & Sidlow, P.A.



Wilmington, Delaware
July 1, 1998